SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 18, 2000
                        (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact name of registrant as specified in its charter)





           Delaware                       1-9700                94-3025021
  (State or other jurisdiction          Commission           (I.R.S. Employer
of incorporation or organization)       File Number       Identification Number)



                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000

                         THE CHARLES SCHWAB CORPORATION





Item 5.  Other Events

         On July 18, 2000, The Charles Schwab Corporation (CSC) issued a press release announcing its consolidated results of operations for the three-month and six-month periods ended June 30, 2000. A copy of such press release is filed herein as Exhibit 99.1. This Current Report on Form 8-K is being filed to present 30 days of combined results of operations of CSC and U.S. Trust
Corporation (U.S. Trust). The consolidated results of operations give retroactive effect to CSC's merger with U.S. Trust on May 31, 2000 which was accounted for as a pooling of interests. The pooling of interests method of accounting requires the restatement of all periods presented as if CSC and U.S. Trust had been operating as a combined entity during such periods.


Item 7.  Financial Statements and Exhibits

      (c)  Exhibit

           The exhibit listed below is filed as part of this Current Report on Form 8-K.


--------------------------------------------------------------------------------
 Exhibit
 Number        Description
--------------------------------------------------------------------------------

 99.1 Copy of the press release of The Charles Schwab Corporation announcing its consolidated results of operations for the three-month and six-month periods ended June 30, 2000, dated July 18, 2000.

--------------------------------------------------------------------------------

                         THE CHARLES SCHWAB CORPORATION


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  THE CHARLES SCHWAB CORPORATION
                                                            (Registrant)


Date:  July 18, 2000                                /s/ Christopher V. Dodds
       ---------------------------               -------------------------------
                                                    Christopher V. Dodds,
                                                    Executive Vice President and
                                                      Chief Financial Officer